UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

LKA International, Inc.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-17106 (Commission File Number)	91-1428250 (IRS Employer I.D. No.)

3724  47th Street Ct.  N.W.
Gig Harbor, Washington  98335
 (Address of principal executive offices)

(253) 851-7486
(Registrant’s telephone number)

N/A
(Former name and/or address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The assays (compilation of four separate reports) below were derived from vein samples taken by LKA’s mine operator in a new  exploration zone located in the upper levels of LKA’s Golden Wonder mine. This new area had been targeted for immediate exploration.

AMERICAN ANALYTICAL SERVICES
	59148 Silver Valley Rd * PO Box 748
	Osburn, ID 83849			Report Number: LKA 120312f2
	Phone No. (208) 752-1034			Test Results
	Fax No. (208) 752-6151
	Email: aaslab@usamedia.tv			Attn: Kye Abraham
		PJLA Testing
		Accreditation# 66670

Note:	Compiled by KA from 4 reports			LKA International Inc
				3724 47th Street Ct NW
	Date: 1-16-13			Gig Harbor, WA 98335
	Date Submitted: 9-12 thru 1-13			Phone No. (253) 514-6661

#	Sample	Sample Date	Au	Ag
120312f2 1	32BRIB		0.400	0.640
111912f2 1	3BH1B		11.600	2.140
102912f1 1	3ES25		0.354	1.650
102912f1 2	SSE1		0.042	0.642
102912f1 3	#2 Pillar		28.200	18.700
102912f1 4	2NR		0.140	4.48
102912f1 5	Ore Chute 1		1.470	1.86
102912f1 6	3SWR		21.20	7.21
010413fl 1	33BHR		5.79	17.60
010413fl 2	3 LF 1		5.75	0.46
010413fl 3	3 LF 2		2.36	0.42

	AVERAGE		7.03	5.07

		Units	Troy oz/ton	Troy oz/ton
		Detection Limit	0.002	0.100
		Method	FA-Ag/Au-01	FA-Ag/Au-01

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                LKA International, Inc.
Date:  January 28, 2013

                                                                By: /s/ Kye A. Abraham
                                                                      Kye A. Abraham, President